UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2015

Innospec Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8310 South Valley Highway, Suite 350, Englewood, Colorado		CO 80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 792 5554

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Vice President of Innospec Inc. (the “Company”)

Pursuant to a letter dated September 5, 2015, Patrick J. McDuff, who serves as the Company’s Executive Vice President (in addition to his role as President, Fuel Specialties, Americas for the Company’s subsidiary, Innospec Fuel Specialties, LLC) communicated to the Company his intention to resign those positions effective as of March 5, 2016. Mr McDuff stated that he was resigning for personal reasons after twenty one years with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

September 11, 2015	By:	David E. Williams
Name: David E. Williams
Title: VP, General Counsel, CCO and Corporate Secretary